SCHEDULE 14A
                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549
           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. _____)


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement       [_] Confidential, for Use of the Commission Only
[X] Definitive Proxy Statement               (as permitted by Rule 14a-6(e)(2))
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                   Harleysville Savings Financial Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                      n/a
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

          ----------------------------------------------------------------------

     (2)  Form, schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing party:

          ----------------------------------------------------------------------

     (4)  Date filed:

          ----------------------------------------------------------------------

             [Harleysville Savings Financial Corporation Letterhead]





                                December 19, 2008



Dear Stockholder:

         You are cordially invited to attend the annual meeting of stockholders of Harleysville Savings Financial Corporation, the holding company for Harleysville Savings Bank. The meeting will be held at the Indian Valley Country Club, located at 650 Bergey Road, Telford, Pennsylvania 18969, on Wednesday, January 28, 2009 at 9:30 a.m., local time. The matters to be considered by stockholders at the annual meeting are described in the accompanying materials.

         It is very important that your shares be voted at the annual meeting regardless of the number you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the annual meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

         Your  continued  support  of  and  interest  in  Harleysville   Savings
Financial Corporation is sincerely appreciated.

                                   Sincerely,

                                   /s/ Edward J. Molnar

                                   Edward J. Molnar
                                   Chairman of the Board

                   HARLEYSVILLE SAVINGS FINANCIAL CORPORATION
                                 271 Main Street
                        Harleysville, Pennsylvania 19438
                                 (215) 256-8828
                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 28, 2009
                              --------------------




         NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Harleysville Savings Financial Corporation (the "Company") will be held at the Indian Valley Country Club, located at 650 Bergey Road, Telford, Pennsylvania 18969, on Wednesday, January 28, 2009 at 9:30 a. m., local time, for the following purposes, all of which are more completely set forth in the accompanying proxy statement:

         (1) To elect three directors for a three-year term and in each case until their successors are elected and qualified;

         (2) To ratify the appointment of Beard Miller Company LLP as the Company's independent registered public accounting firm for the year ending September 30, 2009; and

         (3) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

         The board of directors has fixed December 5, 2008 as the voting record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and at any adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the annual meeting or at any such adjournment.

                                By Order of the Board of Directors

                                /s/ Adrian D. Gordon

                                Adrian D. Gordon
                                Senior Vice President and Corporate Secretary

Harleysville, Pennsylvania
December 19, 2008

--------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
--------------------------------------------------------------------------------

                   HARLEYSVILLE SAVINGS FINANCIAL CORPORATION

                               -------------------
                                 PROXY STATEMENT
                               -------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                JANUARY 28, 2009

General

         This proxy statement is furnished to holders of common stock, $.01 par value per share, of Harleysville Savings Financial Corporation (the "Company"), the bank holding company for Harleysville Savings Bank (the "Bank"). Proxies are being solicited on behalf of the board of directors of the Company to be used at the annual meeting of stockholders to be held at the Indian Valley Country Club, located at 650 Bergey Road, Telford, Pennsylvania 18969, on Wednesday, January 28, 2009 at 9:30 a.m., local time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This proxy statement is first being mailed to stockholders on or about December 19, 2008.

Voting Rights

         Only stockholders of record at the close of business on December 5, 2008 will be entitled to notice of and to vote at the annual meeting. At such date, there were 3,579,044 shares of common stock issued and outstanding and the Company had no other class of equity securities outstanding.

         Each share of common stock is entitled to one vote at the annual meeting on all matters properly presented at the meeting. The presence in person or by proxy of at least a majority of the issued and outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the annual meeting. Directors are elected by a plurality of the votes cast with a quorum present. The affirmative vote of a majority of the total votes cast at the annual meeting is required for approval of the proposal to ratify the appointment of the Company's independent registered public accounting firm.

         Abstentions will be counted for purposes of determining the presence of a quorum at the annual meeting. Because of the required votes, abstentions will have no effect on the voting for the election of directors or the proposal to ratify the appointment of the Company's independent registered public accounting firm. Under rules applicable to broker-dealers, all of the proposals for consideration at the annual meeting are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their client if such clients have not furnished voting instructions. Thus, there are no proposals to be considered at the annual meeting which are considered "non-discretionary" and for which there will be "broker non-votes."

Proxies

         The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted (i) FOR the nominees for director described herein;
(ii) FOR ratification of Beard Miller Company LLP as the Company's independent registered public accounting firm for the year ending September 30, 2009; and
(iii) upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the secretary of the Company written notice thereof (Adrian D. Gordon, Senior Vice President and Corporate Secretary, Harleysville Savings Financial Corporation, 271 Main Street, Harleysville, Pennsylvania 19438); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the annual meeting and giving the secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the annual meeting and any adjournment thereof and will not be used for any other meeting.

               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
              DIRECTORS WHOSE TERMS CONTINUE AND EXECUTIVE OFFICERS

Election of Directors

         The articles of incorporation of the Company provide that the board of directors of the Company shall be divided into three classes which are as equal in number as possible, and that the members of each class are to be elected for a term of three years and until their successors are elected and qualified. One class of directors is to be elected annually and stockholders are not permitted to cumulate their votes for the election of directors. No nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption.

         Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If any person named as nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the board of directors. At this time, the board of directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

         The following tables present information concerning the nominees for director and each director whose term continues, including his or her tenure as a director of the Company. David J. Friesen, a current director of the Company, will retire following the annual meeting and not stand for re-election.

                Nominees for Director for a Three-Year Term Expiring in 2012

                                          Principal Occupation During                Director
         Name             Age                 the Past Five Years                    Since(1)
-----------------------  -----  ------------------------------------------------  ---------------
George W. Meschter        56    Mr.   Meschter  is  the  President  of  Meschter       1981
                                Insurance Group, an insurance agency
                                located       in       Collegeville,
                                Pennsylvania.

James L. Rittenhouse      47    Mr.    Rittenhouse   is   a   certified   public        2005
                                accountant,    certified    valuation   analyst,
                                certified   forensic  financial  analyst  and  a
                                shareholder  in the firm  Detweiler,  Hershey  &
                                Associates,    P.C.,   located   in   Souderton,
                                Pennsylvania.

Thomas D. Clemens         49    Mr.  Clemens  is  a  Senior  Vice  President  of          --
                                Clemens   Food  Group,   located  in   Hatfield,
                                Pennsylvania.


              The Board of Directors Recommends a Vote FOR Election
                         of the Nominees for Director.

                                       2


Members of the Board of Directors Continuing in Office

                      Directors With Terms Expiring in 2010

                                          Principal Occupation During                Director
         Name             Age                 the Past Five Years                    Since(1)
-----------------------  -----  ------------------------------------------------  ---------------

Sanford L. Alderfer        56   Mr.   Alderfer  is   President   of  Alderfer          2001
                                Auction   Company,   located   in   Hatfield,
                                Pennsylvania.

Mark R. Cummins            52   Mr.  Cummins  is  Executive  Vice  President,          1995
                                Chief  Investment  Officer and  Treasurer  of
                                Harleysville  Insurance  Companies located in
                                Harleysville, Pennsylvania.


Ronald B. Geib             54   Mr.  Geib has  served  as the  President  and          2001
                                Chief  Executive  Officer of the  Company and
                                the  Bank  since  January  2007.  Previously,
                                Mr.  Geib  served  as  President   and  Chief
                                Operating  Officer  of the  Company  and  the
                                Bank from  November  2002 until January 2007.
                                Mr. Geib also previously  served as Executive
                                Vice  President and Chief  Operating  Officer
                                of the  Company  and the  Bank  from  1999 to
                                November   2002.   Mr.  Geib  served  as  the
                                Bank's Senior Vice President,  Treasurer, and
                                Chief  Financial  Officer  from 1980 to 1999.
                                Mr. Geib joined the Bank in 1976.

                      Directors With Terms Expiring in 2011

                                          Principal Occupation During                Director
         Name             Age                 the Past Five Years                    Since(1)
-----------------------  -----  ------------------------------------------------  ---------------
Edward J. Molnar           68   Mr.  Molnar has served as the Chairman of the           1968
                                Board  of the  Company  and  the  Bank  since
                                January 2007.  Prior to his  retirement as an
                                officer in January  2007,  Mr.  Molnar served
                                as Chief  Executive  Officer  of the  Company
                                from  February 2000 until January 2007 and as
                                President of the Company from  February  2000
                                until  November  2002. Mr. Molnar also served
                                as the Bank's  Chief  Executive  Officer from
                                1967  until  January  2007 and as the  Bank's
                                President  from 1976 to  November  2002.  Mr.
                                Molnar joined the Bank in 1967.

Charlotte A. Hunsberger    39   Ms.  Hunsberger  is a partner in the law firm           2005
                                of  Bricker,   Landis  &   Hunsberger,   LLP,
                                located in Souderton, Pennsylvania.


---------------
(1) Includes service as a director of the Bank.


Stockholder Nominations

         Article III, Section 3.12 of the Company's bylaws governs nominations for election to the board and requires all such nominations, other than those made by the board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. Stockholder nominations must be made pursuant to timely notice in writing to the secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than (i) with respect to an election to be held at an annual meeting of stockholders, 90 days prior to the anniversary date of the mailing of proxy materials by the Company for the immediately preceding annual meeting, and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders.

         Each written notice of a stockholder nomination shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (e) the consent of each nominee to serve as a director of the Company if so elected. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures. The Company did not receive any nominations from stockholders for the annual meeting.

The Board of Directors and Its Committees

         Regular meetings of the board of directors of the Company and the Bank are typically held on a monthly basis and special meetings of the board of directors are held from time-to-time as needed. There were 12 meetings of the board of directors of the Company held during fiscal 2008. No director attended fewer than 75% of the aggregate of the total number of meetings of the board of directors and the total number of meetings of committees of the board on which the director served during the year.

         The  board  of  directors  of  the  Company  has  established   various
committees, including Audit, Compensation and Human Resources and Corporate Governance and Nominating Committees.

         The Compensation and Human Resources Committee, which met five times during fiscal 2008, reviews the Company's compensation programs and recommends salary and benefits for the Company's employees. The members of the committee are currently Messrs. Alderfer, Cummins and Meschter. The Compensation and Human Resources Committee operates pursuant to a written charter, a copy of which is available on the Company's website at www.harleysvillesavings.com.

         The Corporate Governance and Nominating Committee, which met two times during fiscal 2008 with respect to nominations for directors for the annual meeting, advises the board of directors with respect to nominations of directors and recommends candidates to the board of directors as nominees for election, reviews existing corporate governance documents and establishes corporate governance principles for the Company, reviews nominations for director submitted by stockholders pursuant to the Company's bylaws and identifies and recommends to the board the selection of qualified individuals to serve as officers of the Company. The members of the Corporate Governance and Nominating Committee are currently Messrs. Friesen and Meschter and Ms. Hunsberger. Each of these persons is independent within the meaning of the rules of the NASDAQ Stock Market. The Corporate Governance and Nominating Committee operates pursuant to a written charter, a copy of which is available on the Company's website at www.harleysvillesavings.com.

         The Corporate Governance and Nominating Committee will also consider candidates for director suggested by its stockholders. A stockholder who desires to recommend a prospective nominee for director should submit in writing the name and qualifications, including place of principal residence and place of employment, of such persons to the Corporate Governance and Nominating Committee no later than July 31st of any year. Submissions shall be made sent to the Corporate Governance and Nominating Committee, Harleysville Savings Financial Corporation, Corporate Secretary, 271 Main Street, Harleysville, Pennsylvania 19438. The Corporate Governance and Nominating Committee also considers whether to nominate any person nominated pursuant to the provision of the Company's articles of incorporation relating to stockholder nominations, which is described above under "- Stockholder Nominations." The Corporate Governance and Nominating Committee has the authority and ability to retain a search firm to identify or evaluate potential nominees if it so desires.

         The charter of the Corporate Governance and Nominating Committee sets forth certain criteria the committee may consider when recommending individuals for nomination as director including: (a) ensuring that the board of directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a "financial expert," as that term is defined by the rules of the SEC), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially. The committee also may consider the extent to which the candidate would fill a present need on the board of directors.

The charter of the Corporate Governance and Nominating Committee also provides that a director should have:

         o a solid understanding of general management best practices and their application;

         o        a history of making good business decisions;

         o the ability to read a balance sheet, income statement, cash flow statement and understand the use of financial ratios and other indicators for evaluating Company performance;

         o the ability and the time to perform during periods of both short-term and prolonged crises;

         o an understanding of what it takes to attract, motivate and energize a high-performance leadership team;

         o an understanding of the importance of the strategic planning process in creating a competitive advantage through strategy;

         o a good reputation for high ethical standards and integrity in their personal and professional dealings;

         o mature confidence and value board and team performance over individual performance; respects others, is open to the opinions of others, has good listening skills, is confident enough to ask tough questions, and can communicate persuasively;

         o a history of high performance standards as reflected in the person's history of achievements;

         o        high  intelligence,  exhibit  wisdom and will be  expected  to
                  exercise    prudence    and   care   in   carrying   out   the
                  responsibilities of the position; and

         o        no existing or potential conflict of interest situation.

In addition, a director must be:

         o a citizen of the United States of America and shall have his or her primary residence and place of employment within the Bank's market area;

         o        a  person  who  has  a  reputation   for  being  trusted  with
                  confidential information; and

         o a person who will faithfully attend board meetings, committee meetings and the annual meeting of the shareholders and takes the time to prepare for meaningful discussion.

         Once the Corporate Governance and Nominating Committee has identified a prospective nominee, the committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on whatever information is provided to the committee with the recommendation of the prospective candidate, as well as the committee's own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others.

         The Audit Committee reviews the records and affairs of the Company to determine its financial condition, reviews with management and the Company's independent registered public accounting firm the systems of internal control, monitors the Company's adherence in accounting and financial reporting to generally accepted accounting principles, and performs such other duties deemed appropriate by the board of directors. The Audit Committee met six times in fiscal 2008. Messrs. Cummins and Rittenhouse and Ms. Hunsberger served on the Audit Committee in fiscal 2008. The members the Audit Committee are independent as defined in the listing standards of the NASDAQ Stock Market. The Audit Committee operates pursuant to a written charter, a copy of which is available on the Company's website at www.harleysvillesavings.com.

         The board of directors has determined that Messrs. Cummins and Rittenhouse, members of the Audit Committee, meet the requirements adopted by the Securities and Exchange Commission for qualification as an audit committee financial expert. An audit committee financial expert is defined as a person who has the following attributes: (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity or accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal controls and procedures for financial reporting; and (v) an understanding of audit committee functions.

         The identification of a person as an audit committee financial expert does not impose on such person any duties, obligations or liability that are greater than those that are imposed on such person as a member of the Audit Committee and the board of directors in the absence of such identification. Moreover, the identification of a person as an audit committee financial expert for purposes of the regulations of the Securities and Exchange Commission does not affect the duties, obligations or liability of any other member of the Audit Committee or the board of directors. Finally, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for purposes of Section 11 of the Securities Act of 1933.

Report of the Audit Committee

         The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 "Communication with Audit Committees". The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, and has discussed with the independent registered public accounting firm, the independent registered public accounting firm's independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the board of directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended September 30, 2008 for filing with the Securities and Exchange Commission.

                                                  Mark R. Cummins
                                                  Charlotte A. Hunsberger
                                                  James L. Rittenhouse

                    Executive Officers Who Are Not Directors

         The following table sets forth certain information with respect to the executive officers of the Company and the Bank who are not directors or nominees.

                                       Position(s) with the Company and Principal Occupation
         Name               Age                    During the Past Five Years
-----------------------  ---------  ---------------------------------------------------------
Brendan J. McGill           40      Mr.  McGill  has  served  as the  Company's  Senior  Vice
                                    President,  Treasurer and Chief  Financial  Officer since
                                    February  2000 and joined the Bank in  September  1999 as
                                    Senior  Vice  President,   Chief  Financial  Officer  and
                                    Treasurer.  Prior thereto, Mr. McGill was an auditor with
                                    the   accounting   firm  of   Deloitte   &  Touche   LLP,
                                    specializing in financial institutions.

Stephen J. Kopenhaver       46      Mr.  Kopenhaver  has served as Senior Vice  President and
                                    Chief Lending  Officer for the Company and the Bank since
                                    December   2006.   Mr.   Kopenhaver   was   Senior   Vice
                                    President/Commercial  Services  for the  Company  and the
                                    Bank from January 2006 to December 2006.  Mr.  Kopenhaver
                                    joined  the Bank in 2006  and has 22 years of  commercial
                                    banking experience.

Adrian D. Gordon            37      Mr.  Gordon  has  served as Senior  Vice  President/Chief
                                    Information  Officer  for the  Company and the Bank since
                                    January  2006.  Mr.  Gordon also serves as the  Corporate
                                    Secretary of the Company and the Bank.  Mr. Gordon joined
                                    the Bank in 1995 serving as Loan  Servicing  Manager/Data
                                    Information   Coordinator   until  1997,  as  Information
                                    Systems  Manager from 1997 until 1999, as Assistant  Vice
                                    President  from  1999  until  2000 and as Vice  President
                                    from 2000 until January 2006.

Sheri Strouse               45      Ms.  Strouse  has  served as Senior  Vice  President  and
                                    Branch  Administrator  for the Company and the Bank since
                                    January  2006.  Ms.  Strouse  previously  served  as Vice
                                    President  of the Bank from 2000 until  January  2006 and
                                    has been with the Bank since 1997.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than 10% of the common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the NASDAQ Stock Market. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person who owns 10% or more of the common stock. Based solely on review of the copies of such forms furnished to the Company, the Company believes that during the year ended September 30, 2008, all Section
16(a) filing requirements applicable to its executive officers and directors were met.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth the beneficial ownership of the common stock as of the record date, and certain other information with respect to (i) the only persons or entities, including any "group" as that term is used in
Section 13(d)(3) of the Exchange Act, who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding common stock on the record date, (ii) each director and nominee for director of the Company, (iii) certain named executive officers of the Company, and (iv) all directors, nominees for director and executive officers of the Company as a group.

        Name of Beneficial              Amount and Nature of Beneficial
        Owner or Number of                      Ownership as of                   Percent of
         Persons in Group                    December 5, 2008(1)(2)              Common Stock
         ----------------                    ----------------------              ------------
Harleysville Savings Financial                      209,524 (3)                      5.9%
  Corporation Employee Stock
  Ownership Pension Plan
  271 Main Street
  Harleysville, Pennsylvania 19438

Directors and Nominees for Director:
  Sanford L. Alderfer                                12,944 (4)(5)                     *
  Thomas D. Clemens                                   2,000                            *
  Mark R. Cummins                                   130,831 (5)(6)                   3.7
  David J. Friesen                                   40,759 (7)                      1.1
  Ronald B. Geib                                    117,855 (8)                      3.3
  Charlotte A. Hunsberger                             6,707 (9)                        *
  George W. Meschter                                 51,830 (5)(10)                  1.4
  Edward J. Molnar                                  103,850 (11)                     2.9
  James L. Rittenhouse                                6,450 (12)                       *

Named Executive Officers:
  Brendan J. McGill                                  37,944 (13)                     1.1
  Stephen J. Kopenhaver                               2,455 (14)                       *

All directors, nominees for Director                537,748 (15)                    14.4
  and executive officers as a group
   (13 persons)

------------------------
*Less than 1% of the outstanding common stock.

(1) Based upon filings made pursuant to the Exchange Act and information furnished by the respective individuals. Under regulations promulgated pursuant to the Exchange Act, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2) Under applicable regulations, a person is deemed to have beneficial ownership of any shares of common stock which may be acquired within 60 days of the record date pursuant to the exercise of outstanding stock options. Shares of common stock which are subject to stock options are deemed to be outstanding for the purpose of computing the percentage of outstanding common stock owned by such person or group but not deemed outstanding for the purpose of computing the percentage of common stock owned by any other person or group.

(3) Includes 204,477 shares held in the Company's Employee Stock Ownership Pension Plan ("ESOP") allocated to the account of employees, who may direct the voting of such shares.

(4) Includes 5,168 shares held jointly with Mr. Alderfer's wife, and 7,776 shares held in the Sanford Alderfer Auction Company, Inc. Profit Sharing Plan, which Mr. Alderfer is a trustee.

(5)      Does not  include  the  shares  held in the  ESOP as to  which  Messrs.
         Alderfer,   Cummins  and  Meschter   serve  as  trustees  and  disclaim
         beneficial ownership.

(6) Includes 5,000 shares held jointly with Mr. Cummins' wife and 123,748 shares owned by the Harleysville Insurance Companies of which Mr. Cummins is the Executive Vice President, Chief Investment Officer and Treasurer, and as such, Mr. Cummins has the power to direct the voting and disposition of these shares. Mr. Cummins disclaims beneficial ownership of these 123,748 shares. Also includes 2,083 shares which may be acquired within 60 days of the record date pursuant to vested stock options.

(7) Includes 17,246 shares held jointly with Mr. Friesen's wife and 6,940 shares held solely by Mr. Friesen's wife. Mr. Friesen will retire as a director following the annual meeting.

(8) Includes 68,475 shares held by Mr. Geib under the ESOP and 18,166 shares which may be acquired within 60 days of the record date pursuant to vested stock options.

(9) Includes 6,707 shares held jointly with Ms. Hunsberger's husband and 425 shares which may be acquired within 60 days of the record date pursuant to vested stock options.

(10) Includes 12,250 shares owned by Meschter Insurance Group of which Mr. Meschter is President, 7,640 shares held in a trust which Mr. Meschter is trustee, 1,576 shares held by Mr. Meschter's wife as custodian for their child and 2,083 shares which may be acquired within 60 days of the record date pursuant to vested stock options.

(11) Includes 37,484 shares held by Mr. Molnar's wife and 12,833 shares which may be acquired within 60 days of the record date pursuant to vested stock options.

(12) Includes 1,288, shares held by Mr. Rittenhouse's children and 425 shares which may be acquired within 60 days of the record date pursuant to vested stock options.

(13) Includes 1,780 shares held by Mr. McGill under the ESOP and 27,083 shares which may be acquired within 60 days of the record date pursuant to vested stock options.

(14)     Includes 295 shares held by Mr. Kopenhaver in the ESOP.

(15) Includes 72,941 shares subject to outstanding stock options which are exercisable within 60 days of the record date and 75,413 shares held in the ESOP for the account of all executive officers and directors as a group.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS


Executive Compensation

         The following table sets forth a summary of certain information concerning the compensation awarded to or paid by the Company or its subsidiaries for services rendered in all capacities during the last fiscal year to our principal executive officer as well as our two other highest compensated executive officers. We refer to these individuals throughout this proxy statement as the "named executive officers."

                                                                         Non-
                                                                        Equity
                                                                       Incentive  Nonqualified
                                                                         Plan       Deferred    All Other
    Name and Principal    Fiscal                    Stock    Option     Compen-   Compensation   Compen-
         Position          Year   Salary(1)  Bonus  Awards  Awards(2)  sation(3)    Earnings     sation(4)    Total
-----------------------  -------  --------   -----  ------  ---------  ---------  ------------  ----------  --------
Ronald B. Geib             2008   $242,931    --      --     $12,984   $53,445         --        $37,637    $349,997
President and Chief        2007    221,250    --      --       8,284        --         --         33,144     262,678
Executive Officer

Brendan J. McGill          2008    155,062    --      --      10,618    34,114         --         13,652     213,446
Senior Vice President      2007    145,250    --      --       7,618        --         --         12,218     165,086
and Chief Financial
Officer

Stephen J. Kopenhaver      2008    148,894    --      --      10,946    32,977         --         13,197     207,014
Senior Vice President      2007    136,250    --      --       8,046        --         --          1,087     145,383
and Chief Lending
Officer

------------------
(1) Includes amounts deferred and contributed to the 401(k) Plan by the named executive officer.
(2) Reflects the amount expensed in accordance with Statement of Financial Accounting Standards No. 123(R) during fiscal 2008 with respect to awards of stock options with respect to each of the named executive officers. For a discussion of the assumptions used to establish the valuation of the stock options, reference is made to Note 2 of the Notes to the Consolidated Financial Statements of the Company included in the Company's 2008 Annual Report on Form 10-K for the year ended September 30, 2008. Additional information is also included in the table entitled "Grants of Plan-Based Awards."
(3) Reflects cash bonuses paid to executive officers under the Company's Profit Sharing Incentive Plan for fiscal 2008.
(4) In fiscal 2008, includes amounts paid by the Company to the accounts of Messrs. Geib, McGill and Kopenhaver pursuant to the 401(k) Plan of $7,288, $4,652 and $4,497, respectively, and allocations under the ESOP of $13,500, $9,000 and $8,700, respectively. Also includes the payment of $15,000 in director's fees to Mr. Geib and perquisites and other benefits in the amount of $1,849 for the cost of the personal use of a Company-provided automobile in fiscal 2008.

Equity Compensation Plans

         The following table sets forth information concerning grants of awards pursuant to the Company's Profit Sharing Incentive Plan and stock option plans made to the named executive officers during the year ended September 30, 2008. There were no equity incentive awards granted during the year ended September 30, 2008.

                         Grants of Plan-Based Awards for the Year Ended September 30, 2008

                                                                                     All Other
                                                                                      Option
                                                                                      Awards:
                                            Estimated Future Payouts Under Non-      Number of    Exercise or    Grant Date
                                                Equity Incentive Plan Awards         Securities    Base Price    Fair Value
                                           -------------------------------------     Underlying    of Option     of Option
      Name                  Grant Date     Threshold     Target         Maximum      Options(1)     Awards(2)     Awards(3)
----------------------      ----------     ---------    --------       ---------     -----------   ----------    ------------
Ronald B. Geib               1/3/2008          --       $58,300        $121,500         16,906        $12.50       $23,400

Brendan J. McGill            1/3/2008          --        37,200          77,500         10,791         12.50        15,000

Stephen J. Kopenhaver        1/3/2008          --        35,700          72,400         10,432         12.50        14,500


-------------------
(1) The stock options vest on January 3, 2013, which is five years from the date of grant.
(2) Based upon the fair market value of a share of Company common stock on the date of grant.
(3) The fair value of the stock options granted is computed in accordance with Statement of Financial Accounting Standards No. 123(R).

Outstanding Equity Awards at Fiscal Year-End

         The following table sets forth information concerning outstanding equity awards held by each named executive officer as of September 30, 2008. There were no equity incentive awards outstanding as of September 30, 2008.

                                                   Option Awards
                         ---------------------------------------------------------------------
                          Number of Securities Underlying
                               Unexercised Options
                         ------------------------------     Option Exercise  Option Expiration
      Name               Exercisable(1)   Unexercisable         Price(2)           Date
----------------------   --------------   -------------      ------------   ------------------
Ronald B. Geib                2,500                             $10.60           1/2/2012
                              5,000                              13.13           1/1/2013
                              5,333                              17.16           1/1/2014
                              5,333                              17.79           1/1/2015
                                             4,000(3)            18.00           1/1/2016
                                            10,000(3)            17.68           1/3/2017
                                            16,906(3)            12.50           1/3/2018

Brendan J. McGill            13,167                               9.19          9/14/2009
                                417                               8.10           1/3/2010
                              1,833                              10.60           1/2/2012
                              3,667                              13.13           1/1/2013
                              4,000                              17.16           1/1/2014
                              4,000                              17.79           1/1/2015
                                             3,000(3)            18.00           1/1/2016
                                            10,000(3)            17.68           1/3/2017
                                            10,791(3)            12.50           1/3/2018


Stephen J. Kopenhaver                       10,000(3)            17.45          1/26/2016
                                             3,000(3)            17.68           1/3/2017
                                            10,432(3)            12.50           1/3/2018

-----------------
(1) Except as otherwise noted, the stock options were exercisable on September 30, 2008.
(2)      Based upon the fair  market  value on the date of grant.
(3)      The stock options vest five years from the date of grant.

Option Exercises and Stock Vested

         The following table sets forth certain information with respect to stock options exercised by the named executive officers during the year ended September 30, 2008.

                                                     Option Awards
                           ------------------------------------------------------------------
         Name              Number of Shares Acquired On Exercise    Value Realized On Exercise
-----------------------    -------------------------------------    --------------------------
Ronald B. Geib                             2,333                               $9,725

Brendan J. McGill                             --                                   --

Stephen J. Kopenhaver                         --                                   --

Employment Agreement

         The Company and the Bank have entered into an employment agreement with Mr. Geib pursuant to which the Company and the Bank agreed to employ Mr. Geib as President and Chief Executive Officer. In November, 2008, the Company and the Bank amended and restated the employment agreement with Ronald B. Geib in order to update the agreement to comply with Section 409A of the Internal Revenue Code and the final regulations thereunder relating to deferred compensation arrangements and to delete a provision that would reimburse Mr. Geib for tax on payments that would constitute "excess parachute payments" under the Code. The agreement now provides that severance payments will be reduced to the extent necessary so that there are no "parachute payments" under the Code.

         The agreement provides for Mr. Geib to serve as President and Chief Executive Officer of the Company and the Bank, at a minimum base salary of $256,600 per year. The initial term of the agreement is five years from May 1, 2008, which term will extend automatically on May 1st of each year to continue for a five year term unless the board of directors of the Company, the Bank or Mr. Geib gives advance notice not to extend the term.

         The agreement is terminable with or without cause by the Company and the Bank. Mr. Geib shall have no right to compensation or other benefits pursuant to the agreement for any period after voluntary termination or termination by the Company and the Bank for cause, retirement or death. If Mr. Geib's employment is terminated due to disability, he will be entitled to a declining percentage of his base salary for the remaining term of the agreement.

         If prior to a change in control of the Company or the Bank either (i) Mr. Geib terminates his employment as a result of certain adverse actions by the Company or the Bank or (ii) the agreement is terminated by the Company and the Bank other than for cause, disability, retirement or death, then Mr. Geib will be entitled to a lump sum cash severance amount equal to his base salary for the remaining term of the agreement or, if greater, for 2.99 years, with such base salary to be discounted to present value, plus a lump sum cash payment equal to the projected cost of providing continued benefits (other than insurance benefits or benefits under retirement plans, stock compensation plans or cash compensation plans) to Mr. Geib for the lesser of the remaining term of his agreement or three years. If Mr. Geib's employment is terminated concurrently with or subsequent to a change in control of the Company or the Bank, as defined, by either (a) the Company or the Bank for other than cause, disability, retirement or death or (b) Mr. Geib as a result of certain adverse actions by the Company or the Bank, then Mr. Geib will be entitled to a cash severance amount equal to three times his annual compensation. Annual compensation is defined as the average aggregate annual compensation paid to Mr. Geib and includible in his gross income for federal income tax purposes during the five calendar years preceding the year in which the date of termination occurs, and such compensation includes among other things salary, bonuses and income related to the exercise of stock options. In addition, in any of the termination events set forth in this paragraph, Mr. Geib will also be entitled to the continuation of insurance benefits similar to those he is receiving at the time of such termination for periods specified in the agreement or until he obtains full-time employment with another employer providing similar benefits, whichever occurs first, plus a lump sum cash payment equal to the projected cost of providing continued benefits (other than insurance benefits or benefits under retirement plans, stock compensation plans or cash compensation plans) to Mr. Geib for the lesser of the remaining term of his agreement or three years.

         The employment agreement provides that in the event any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "parachute payments" within the meaning of Section 280G of the Code, then such payments and benefits received thereunder shall be reduced by the minimum amount necessary to result in no portion of the payments and benefits being non-deductible by the Company and the Bank for federal income tax purposes. Parachute payments generally are payments equal to or greater than three times the executive's base amount, which is defined to mean the executive's average annual compensation from the employer includable in the executive's gross income during the most recent five taxable years ending before the year in which a change in control of the employer occurs. Recipients of parachute payments are subject to a 20% excise tax on the amount by which such payments exceed the base amount, in addition to regular income taxes, and payments in excess of the base amount are not deductible by the employer as compensation expense for federal income tax purposes.

Employee Stock Ownership Pension Plan

         The board of directors of the Company have adopted an Employee Stock Ownership Pension Plan ("ESOP"). The trustees of the ESOP are Messrs. Alderfer, Cummins and Meschter. The trustees also serve as the administrators of the ESOP. The trustees hold, invest, reinvest, manage, administer and distribute the assets of the ESOP for the exclusive benefit of participants, retired participants and their beneficiaries in accordance with the terms of the ESOP and the Employee Stock Ownership Trust ("Trust") established pursuant to the ESOP. All of the assets of the ESOP are held in the Trust, which is managed by the trustees. The ESOP is subject to the participation, vesting, fiduciary responsibility, reporting, and disclosure and claims procedure requirements of ERISA. All officers and employees of the Company who work 1,000 hours or more in a plan year, who have attained the age of 21 and have completed 12 months of service may participate in the ESOP.

         In general, the ESOP requires the Company to contribute to the Trust in cash each year an amount which is not less than the amount required to enable the Trust to discharge its current obligations. The Company may make additional contributions in cash, shares of the common stock or other property, which shall be valued at its fair market value, as the Company's board of directors may determine.

         Contributions of the Company in cash and other cash received by the Trust will be applied to pay any current obligations of the Trust incurred for the purchase of common stock, or may be applied to purchase additional shares of common stock from current stockholders or from the Company. The investment policy of the ESOP is to invest primarily in common stock of the Company; however, the ESOP permits the investment of contributions to the ESOP into other assets, including certificates of deposit and securities issued by the U.S. government or its agencies.

         The ESOP requires the Company to pay all costs of administering the ESOP and any similar expenses of the trustees, excluding normal brokerage charges which are included in the costs of stock purchased. All shares of common stock which are allocated to participants' stock accounts shall be voted by the trustees in accordance with instructions from the participants. All unallocated shares of common stock held by the Trust or in a suspense account shall be voted by the trustees.

         Participation  in  the  ESOP  terminates  as of  the  anniversary  date coinciding with or next following a participant's death, disability or retirement. Upon termination of a participant's employment for any reason other than death, disability or retirement, or upon a break in service, the participant shall have vested rights in a portion of his or her stock and investment accounts based upon the participant's years of credited service at his or her date of termination. A participant is fully vested in his stock and investment accounts after three years of plan participation.

         Vested benefits under the ESOP will normally be distributed in a single distribution as soon as possible following a participant's separation from service. Distribution of benefits under the ESOP may be made in cash or in a combination of shares of common stock and cash.

         The Company's contributions to the ESOP are deductible by the Company to the extent provided by the Code and the ESOP will not be subject to federal income tax on its income and gain. A participant will not be taxed on contributions made by the Company or earnings on such contributions until he receives a distribution under the ESOP.

         During fiscal 2008, the Company contributed $213,493 to the Trust which was allocated to participants' accounts according to the terms of the plan. The amounts allocated to executive officers under the ESOP in fiscal 2008 are included in the Summary Compensation Table above.

401(k) Plan

         The Company maintains the Harleysville Savings 401(k) Plan, a deferred salary savings plan. All officers and employees working 1,000 hours or more in a plan year, who have attained the age of 21 and have completed 12 months of service, may participate in the 401(k) Plan on an optional basis. Under the plan, participants may defer a portion of their salary by payroll deduction. The Company or its subsidiaries make a matching contribution of 100% of the first 3% of the participant's contribution. All contributions are invested via a plan trust. The Company's matching contributions are vested at 100% after three years of service. All contributions are invested via a plan trust at the direction of the participant among several options, including several different mutual funds. Benefit payments normally are made in connection with a participant's retirement. Under current Internal Revenue Service regulations, the amount contributed to the plan and the earnings on those contributions are not subject to Federal income tax until they are withdrawn from the plan. The amount of the matching contributions by the Company under the 401(k) Plan to the executive officers in fiscal 2008 are included in the Summary Compensation Table above.

Profit Sharing Incentive Plan

         The Company maintains the Profit Sharing Incentive Plan which is designed to provide cash incentive payments to the Company's officers and employees when the Company exceeds certain performance criteria. All of the Company's employees participate in the profit sharing plan, including the named executive officers. The profit sharing plan provides that the Company will make allocations to a bonus pool provided three performance criteria are satisfied:
(1) the Company's return on total stockholders' equity shall exceed an annualized rate of 7.0 percent (the "target return"), (2) the Company's one year gap position under the asset liability management policy may not exceed the guidelines established by the board of directors, and (3) the percentage of the Company's loans which are non-performing may not exceed 0.5 percent of its total assets. If these criteria are satisfied, a percentage of the Company's profit in excess of the target return is allocated to a bonus pool. The percentage of the Company's profit in excess of the target return which is allocated to the bonus pool ranges from 50 percent of the first fifteen basis points by which the Company's profit exceeds the target return to ten percent of any profit greater than 1.50 percent in excess of the target return. Awards from the bonus pool are based on each participant's base earnings as a percentage of the total base earnings of all participants, and a weighing factor which recognizes that the Company's senior management, middle management and other employees have varying levels of responsibility for the Company's overall performance. There is a minimum bonus of 1.92 percent of compensation for non-executive officers. The amounts paid to the named executive officers under the profit sharing plan in fiscal 2008 are included in the Summary Compensation Table above. The total amount of incentive payments made to all employees (120 people) who received payments pursuant to the profit sharing plan for the year ended September 30, 2008, was $411,779.

Directors' Compensation

         Directors of the Company received an annual fee of $7,200, plus $650 for each regular board meeting attended during fiscal 2008. Directors of the Company, with the exception of executive officers, received $350 and the chairman of each committee received $700 for each committee meeting attended during fiscal 2008. The chairman of the Audit Committee received $1,050 and each member of the Audit Committee received $700 for each meeting attended in fiscal 2008.

         The following table sets forth information concerning compensation paid or accrued by the Company and its subsidiaries to each member of the board of directors during the year ended September 30, 2008. Mr. Geib has been omitted from the table as his compensation is fully reported in the Summary Compensation Table above.

                            Fees                                       Nonqualified
                          Earned or                      Non-Equity      Deferred
                           Paid in   Stock   Option    Incentive Plan  Compensation   All Other
           Name            Cash(1)   Awards  Awards(2)  Compensation     Earnings    Compensation   Total
------------------------  --------- -------  --------- --------------  ------------  ------------  -------
Sanford L. Alderfer        $16,800  $   --    $1,908      $   --         $   --        $   --      $18,708

Mark R. Cummins             20,650      --     1,908          --             --            --       22,558

David J. Friesen            16,800      --     1,908          --             --            --       18,708

Charlotte A. Hunsberger     19,600      --     1,908          --             --            --       21,508

George W. Meschter          16,850      --     1,908          --             --            --       18,758

Edward J. Molnar            35,300      --     1,908          --             --            --       37,208

James L. Rittenhouse        19,600      --     1,908          --             --            --       21,508


----------------
(1) Include payment of directors' fees for service on the board of the Company and the Bank. Also includes the payment of fees for attendance at meeting of committees of the board that the director serves on as well as fees for service as chairman of a board committee.
(2) Reflects the amount expensed in accordance with Statement of Financial Accounting Standards No. 123(R) during fiscal 2008 with respect to the grants of stock options. No stock options were granted to non-employee directors in fiscal 2008. For a discussion of the assumptions used to establish the valuation of the stock options, reference is made to Note 2 of the Notes to the Consolidated Financial Statements of the Company included in the Company's Annual Report on Form 10-K for the year ended September 30, 2008.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In accordance with applicable federal laws and regulations, the Bank offers mortgage loans to its directors, officers and employees for the financing of their primary residences as well as various business and consumer loans. These loans are generally made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

         Section 22(h) of the Federal Reserve Act generally provides that any credit extended by a savings institution to its executive officers, directors and, to the extent otherwise permitted, principal stockholder(s), or any related interest of the foregoing, must (i) be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the savings association with non-affiliated parties;
(ii) be pursuant to underwriting standards that are no less stringent than those applicable to comparable transactions with non-affiliated parties; (iii) not involve more than the normal risk of repayment or present other unfavorable features; and (iv) not exceed, in the aggregate, the institution's unimpaired capital and surplus, as defined.

         The Bank offers certain loans to its directors, executive officers and employees. It is the belief of management that these loans do not involve more than the normal risk of collectibility. These loans are made on substantially the same terms as those prevailing at the time for comparable transactions with nonaffiliated persons. Directors, executive officers and employees of the Bank receive no discount from the market interest rate for loans made by the Bank. As of September 30, 2008, two of the Company's directors and executive officers had loans outstanding with a balance in excess of $120,000, which amounted to $554,000 in the aggregate.

   RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

         The Audit Committee of the board of directors of the Company has appointed Beard Miller Company LLP as the independent registered public accounting firm for the Company for the year ending September 30, 2009. The board of directors has directed that the selection of the accounting firm be submitted for ratification by the stockholders at the annual meeting. The Company has been advised by Beard Miller that neither the firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent registered public accounting firm and clients. Beard Miller will have representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

Change in Auditors

         The Company's financial statements for the fiscal year ended September 30, 2006 and prior years were audited by Deloitte & Touche LLP. In January 2007, the engagement of Deloitte & Touche was terminated by the Audit Committee of the board of directors upon completion of the audit of the Company's financial statements for the year ended September 30, 2006 and Beard Miller was engaged as the independent registered public accounting firm of the Company. In connection with their audit for the years ended September 2006 and 2005 and during the subsequent interim period preceding the replacement of Deloitte & Touche, there were no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure. Deloitte & Touche's report on the financial statements for fiscal 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During fiscal 2006 and 2005, Deloitte & Touche did not advise, and has not indicated to the Company that it had reason to advise, the Company of any reportable event, as defined in Item 304(a) of Regulation S-K of the Exchange Act. During fiscal 2006 and 2005, the Company had not consulted Beard Miller regarding the application of accounting principles, either contemplated or proposed, the type of audit opinion that might be rendered on the Company's financial statements or any other matters that would be required to be reported herein.

Auditor Fees

         The following table sets forth the aggregate fees paid by us to Beard Miller for professional services in connection with the audit of the Company's consolidated financial statements for fiscal 2008 and 2007 and the fees paid by us to Beard Miller for audit-related services, tax services and all other services during fiscal 2008 and 2007.

                                                Fiscal Year Ended September 30,
                                                -------------------------------
                                                     2008              2007
                                                    -------           -------
Audit fees (1) .............................        $98,650           $93,313
Audit-related fees (2) .....................            364                --
Tax fees ...................................             --                --
All other fees .............................             --                --
                                                    -------           -------
Total ......................................        $99,014           $93,313
                                                    =======           =======

---------------------
(1) Includes professional services rendered by the auditor of the Company's annual financial statements and review of financial statements included in Forms 10-Q, or services normally provided in connection with statutory and regulatory filings, including out-of-pocket expenses.
(2) Assurance and related services reasonably related to the performance of the audit or review of financial statements.

Pre-Approval Policy and Procedures

         The Audit Committee selects the Company's independent registered public accounting firm and pre-approves all audit services to be provided by it to the Company. The Audit Committee also reviews and pre-approves all audit-related, tax and all other services rendered by our independent registered public accounting firm in accordance with the audit committee's charter and policy on pre-approval of audit-related, tax and other services. In its review of these services and related fees and terms, the audit committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm. Pursuant to its policy, the audit committee pre-approves certain audit-related services and certain tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary. The pre-approval requirements do not apply to certain services if: (i) the aggregate amount of such services provided to the Company constitutes not more than five percent of the total amount of revenues paid by the Company to its independent auditor during the year in which the services are provided; (ii) such services were not recognized by the Company at the time of the engagement to be other services; and (iii) such services are promptly brought to the attention of the committee and approved by the committee or by one or more members of the committee to whom authority to grant such approvals has been delegated by the committee prior to the completion of the audit. The Audit Committee may delegate to one or more designated members of the committee the authority to grant required pre-approvals. The decisions of any member to whom authority is delegated to pre-approve an activity shall be presented to the full committee at its next scheduled meeting.

         During the fiscal year ended September 30, 2008, each new engagement of Beard Miller was approved in advance by the Audit Committee, and none of those engagements made use of the de minimis exception to pre-approval contained in the SEC's rules.

         The Board of Directors recommends that you vote FOR the ratification of the appointment of Beard Miller Company LLP as our independent registered public accounting firm for the year ending September 30, 2009.


                      STOCKHOLDER PROPOSALS AND STOCKHOLDER
                   COMMUNICATIONS WITH THE BOARD OF DIRECTORS

         Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in January 2010, must be received at the principal executive offices of the Company, 271 Main Street, Harleysville, Pennsylvania 19438, Attention: Corporate Secretary, no later than August 21, 2009. If such proposal is in compliance with all of the requirements of Rule 14a-8 of the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

         Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 of the Exchange Act may be brought before an annual meeting pursuant to the Company's Bylaws, which provides that business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, or
(b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not later than ninety days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on the Company's books, of the stockholder proposing such business, (c) the class and number of shares of the Company which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. To be timely with respect to the next annual meeting of stockholders of the Company, a stockholders notice must be received by the Company no later than September 20, 2009.

         The board of directors of the Company has adopted a process by which stockholders may communicate directly with members of the board. Stockholders who wish to communicate with the board may do so by sending written communications addressed to the Board of Directors, c/o Adrian D. Gordon, Corporate Secretary, Harleysville Savings Financial Corporation, 271 Main Street, Harleysville, Pennsylvania 19438.

                                 ANNUAL REPORTS

         A copy of the Company's Annual Report on Form 10-K for the year ended September 30, 2008 accompanies this proxy statement. Such annual report is not part of the proxy solicitation materials.

         Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of the exhibits to the Company's Annual Report on Form 10-K for the year ended September 30, 2008. Such written requests should be directed to the Corporate Secretary, Harleysville Savings Financial Corporation, 271 Main Street, Harleysville, Pennsylvania 19438.


                                  OTHER MATTERS

         Management is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

         The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the common stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

HARLEYSVILLE SAVINGS FINANCIAL CORPORATION                       REVOCABLE PROXY
HARLEYSVILLE, PENNSYLVANIA

         THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HARLEYSVILLE SAVINGS FINANCIAL CORPORATION FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 28, 2009 AND AT ANY ADJOURNMENT THEREOF.

         The undersigned, being a stockholder of Harleysville Savings Financial Corporation (the "Company"), hereby appoints the Board of Directors, or any successors in their respective positions, as proxy, with full powers of substitution, and hereby authorizes the Board to represent and vote, as designated below, all the shares of common stock of the Company held of record by the undersigned on December 5, 2008 at the Annual Meeting of Stockholders to be held at the Indian Valley Country Club, located at 650 Bergey Road, Telford, Pennsylvania 18969, on January 28, 2009 at 9:30 a.m., local time, or any adjournment thereof.

1.     ELECTION OF DIRECTORS:

       Nominees for a three year term: George W. Meschter, James L. Rittenhouse and Thomas D. Clemens

       FOR all nominees listed above            WITHHOLD AUTHORITY (to
       (except as marked to the                 vote for all nominees
       contrary below) [_]                      listed above ) [_]

INSTRUCTIONS: To withhold authority to vote for any one or more individual nominee, write the name of such nominee(s) in the space provided below:

-------------------------------------------------------------------------------

2. Proposal to r atify the appointment of Beard Miller Company LLP as the Company's independent registered public accounting firm for the year ending September 30, 2009.

       FOR                        AGAINST                   ABSTAIN
       [_]                          [_]                       [_]

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting as described in the accompanying Proxy Statement.

         If not otherwise specified, this proxy will be voted FOR the election of the Board of Directors' nominees to the Board of Directors named in proposal 1, FOR the ratification of the independent registered public accounting firm and otherwise at the discretion of the proxies. In their discretion, the proxies are authorized to vote with respect to approval of the minutes of the last meeting of stockholders, the election of any person as director if a nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting and upon such other business as may properly come before the meeting. This proxy may be revoked at any time prior to the time it is voted at the Annual Meeting.


                                    The undersigned hereby acknowledges  receipt
                                    of   a   Notice   of   Annual   Meeting   of
                                    Stockholders   of    Harleysville    Savings
                                    Financial Corporation, to be held on January
                                    28, 2009, or any adjournment thereof, and a Proxy Statement for the Annual Meeting, prior to the signing of this proxy.

                                    Date:_______________________________________

                                    Signature:__________________________________

                                    Signature:__________________________________


                                    Please   sign   exactly   as  your   name(s)
                                    appear(s) on this Proxy. When signing in a representative capacity, please give title. When shares are held jointly, both should sign.

                                    PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                                    CARD PROMPTLY USING THE ENCLOSED ENVELOPE.